MASSMUTUAL SELECT FUNDS

MassMutual Select Small Company Growth Fund

Supplement dated August 31, 2015 to the

Prospectus dated April 1, 2015 and the

Summary Prospectus dated April 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.

The following information pertains to the Small Company Growth Fund:

Effective September 1, 2015, Montibus Capital Management LLC (“Montibus”) will no longer act as subadviser to the Small Company Growth Fund. In order to achieve its investment objective until it dissolves on or about September 28, 2015, the Small Company Growth Fund’s principal investment strategy will be to invest in one or more Exchange-Traded Funds (“ETFs”) that seek to replicate the investment performance of the Small Company Growth Fund’s benchmark index, the Russell 2000 Growth Index. Effective September 1, 2015, MML Investment Advisers, LLC, the Small Company Growth Fund’s investment adviser, will waive the portion of the Fund’s investment management fees that it otherwise would have paid to Montibus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-15-04

SCG-15-02